UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2004

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.               Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Cascade Microtech, Inc. (the “Company”), amended and restated its Articles of Incorporation, effective as of December 20, 2004, the date that the Company filed its Third Amended and Restated Articles of Incorporation with the Oregon Secretary of State, to:

(i)            delete references in the Articles of Incorporation to the rights and preferences of the Series A and B Preferred Stock, all of the previously outstanding shares of which automatically converted into shares of the Company’s common stock, on a one-for-one basis, immediately following the completion of the Company’s initial public offering;  and

(ii)           cancel the ability of shareholders to take action by less than unanimous written consent.

(b)   Effective upon the closing of its initial public offering the Company amended its bylaws to provide:

(i)            that shareholder meetings may be conducted through use of any means of communication by which all shareholders participating may simultaneously hear each other;

(ii)           that the Company must deliver to shareholders entitled to vote at a meeting written notice of the meeting not earlier than sixty days before the meeting date, from the previous fifty day minimum notice;

(iii)          that at an annual meeting of shareholders, only business that has been properly brought before the meeting by the board of directors or by a shareholder will be conducted;

(iv)          that the Board of Directors would consist of a minimum of three directors and a maximum of nine, rather than the previous minimum of four and maximum of seven;

(v)           that if the number of directors is fixed at six or more, the directors will be divided into three classes, with each class of directors to serve for a three year term, except that the directors first elected to Class I will serve for a term ending on the annual meeting of shareholders for fiscal year 2005, the directors first elected to Class II will serve for a term ending on the annual meeting of shareholders for fiscal year 2006, and the directors first elected to Class III will serve for a term ending on the annual meeting of shareholders for fiscal year 2007;

(vi)          that directors of the Company may only be removed for cause;

(vii)         that only persons nominated in accordance with the procedures set forth in the bylaws will be eligible for election as directors; and

(viii)        a description of the principal responsibilities of the Company’s Chief Executive Officer.

Item 9.01.               FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

3.1           Third Amended and Restated Articles of Incorporation of Cascade Microtech, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 22, 2004.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Eric W. Strid
Eric W. Strid
Chief Executive Officer